Exhibit 10.35

Contract No. MA/CCF-316

FORM OF CAPITAL CONSTRUCTION FUND AGREEMENT

WITH

MATSON NAVIGATION COMPANY

This CAPITAL CONSTRUCTION FUND AGREEMENT (“Agreement”), made on the date hereinafter set forth, by and between the UNITED STATES OF AMERICA, represented by the Assistant Secretary of Commerce for Maritime Affairs (“Assistant Secretary”), and Matson Navigation Company, a corporation organized and existing under the laws of the State of California (“Party”), a citizen of the United States of America.

W H E R E A S:

1.The Party has applied for the establishment of a Capital Construction Fund (“Fund”) under section 607 of the Merchant Marine Act, 1936, as amended (“Act”);

2.The Party is the owner or lessee or has contracted for the construction of one or more eligible vessels as defined in section 607(k) of the Act, which vessels are listed in Schedule A hereof;

3.The Party has a program for the construction or acquisition of qualified agreement vessels as defined in section 607(k) of the Act, which program is described in Schedule B hereof;

4.The Assistant Secretary and the Party desire to enter into an Agreement for the purpose of providing replacement vessels, additional vessels, or reconstructed vessels, built in the United States and documented under the laws of the United States for operation in the United States foreign, Great Lakes, or noncontiguous domestic trade;

5.The Assistant Secretary has determined that the Party qualifies for an Agreement under the Act; and

6.The Assistant Secretary has authorized the award of an Agreement upon the terms and conditions set forth herein subject to the Act, as it may be amended from time to time, and such rules and regulations as shall be prescribed by the Secretary of Commerce or his delegate, either alone or jointly with the Secretary of the Treasury, as necessary to carry out the powers, duties, and functions vested in them by the Act (“rules and regulations”).

NOW, THEREFORE, in consideration of the premises the Assistant Secretary and the Party hereby agree as follows:

1.Establishment of a Fund

(A)A Fund is hereby established for the purposes set forth in Article 2 hereof, pursuant to such terms and conditions as shall be prescribed in this Agreement, the Act, or the rules and regulations.

(B)The Fund shall be established in the depositories listed in Schedule C hereof.

2.Purpose of the Fund

The Fund established hereunder shall be utilized to provide for replacement vessels, additional vessels, or reconstructed vessels, built in the United States and documented under the laws of the United States for operation in the United States foreign, Great Lakes, or noncontiguous domestic trade, and to provide for qualified withdrawals to achieve the program set forth in Schedule B hereof.

3.Term of the Agreement

This Agreement shall be effective on the date of execution by the Assistant Secretary and shall continue until terminated under Article 4.

4.Termination of Agreement

(A)This Agreement may be terminated at any time under any of the following circumstances:

(1)Upon written mutual agreement by the parties;

(2)Upon written notice by the Party that a change has been made in the rules and regulations which would have a substantial effect upon the rights or obligations of the Party.

(B)This Agreement shall terminate upon completion of the program as set forth in Schedule B hereof.

(C)Upon termination of this Agreement pursuant to paragraphs (A) and/or (B) hereof all amounts remaining in the Fund shall be treated as if withdrawn in a nonqualified withdrawal (as that term is defined in the Act and the rules and regulations) on the date of termination of this Agreement.

5.Deposits to be made into the Fund

(A)Subject to any restrictions contained in the Act, the rules and regulations, or this Agreement, the Party may deposit, for each taxable year to which this Agreement applies, amounts representing:

(1)Taxable income attributable to the operation of the vessels listed in Schedule A or B hereof;

(2)The depreciation allowable under section 167 of the Internal Revenue Code of 1954 on the vessels listed in Schedule A or B hereof;

(3)The net proceeds from the sale or other disposition of any of the vessels listed in Schedule A or B hereof;

(4)The net proceeds from insurance or indemnity attributable to the vessels listed in Schedule A or B hereof;

(B)The Party shall deposit for each taxable year to which this Agreement applies:

(1)All receipts from the investment or reinvestment of amounts held in the Fund, except that the Party shall not be permitted to deposit more than is necessary to complete its program set out in Schedule B hereof; and

(2)The net proceeds from the mortgage of any vessel listed in Schedule B hereof for which qualified withdrawals from the Fund have been made.

(C)Notwithstanding anything in paragraphs (A) or (B) hereof to the contrary, the Party shall make the minimum deposits set forth in Schedule D hereof at the time and in such amounts as may be set forth therein. The Party specifically agrees to deposit one hundred percent of allowable taxable income attributable to the operation of agreement vessels, in order to meet its obligations under this paragraph.

(D)In the event that any leased vessel listed in Schedule A hereof is included in another capital construction fund agreement, the maximum amount of depreciation which the Party may deposit in respect to that vessel shall be calculated by using the allowable percentage of the depreciation ceiling listed for that vessel in Schedule A hereof.

6.Withdrawals from the Fund

(A)The Party may make such qualified withdrawals (as that term is defined in the Act and the rules and regulations) as shall be necessary to fulfill the obligations set forth in Schedule B hereof.  Any such qualified withdrawal may be made without the consent of the Assistant Secretary, except as required by the rules and regulations.

(B)Any other withdrawal from the Fund shall be made only upon the prior written consent of the Assistant Secretary, as required by the rules and regulations.

7.Investment of the Fund

(A)The Party, at its discretion, may invest assets held in the Fund in accordance with the Act and the rules and regulations.

(B)The Party agrees, when investing assets held in the Fund, to make such investments as will insure that sufficient cash is available at the time qualified withdrawals are required in accordance with the program described in Schedule B hereof.

8.Pledges, Assignments and Transfers

(A)The Party agrees not to assign, pledge or otherwise encumber, either directly or indirectly or through any reorganization, merger, or consolidation, all or any part of this Agreement, the Fund, or any assets in the Fund without the prior written consent of the Assistant Secretary; provided, however, the Party may transfer the assets of the Fund, in whole or in part, to an investment trustee, as provided in the rules and regulations.

(B)The Party shall not obligate any assets in the Fund as a compensating balance.

(C)The Party may not sell, transfer, or otherwise dispose of any vessel, or part thereof, described in Schedule B hereof without the prior written consent of the Assistant Secretary.

9.Records and Reports

(A)The Party and each affiliate, domestic agent, subsidiary or holding company connected with, or directly or indirectly controlling or controlled by the Party shall keep its books, records, and accounts relating to the maintenance, operation, and servicing of the vessel(s) and/or service(s) covered by this Agreement in such form as may be prescribed by the Assistant Secretary under the rules and regulations.

(B)The Assistant Secretary agrees not to require the duplication of books, records and accounts required to be kept in some other form by the Interstate Commerce Commission or the Secretary of the Treasury, so long as the information required in paragraph (A) hereof is made available to the Assistant Secretary.

(C)The Party agrees to file, upon notice from the Assistant Secretary, balance sheets, profit and loss statements, and such other statements of financial operations, special reports, charters, ships’ logs, memoranda of facts and transactions, as in the opinion of the Assistant Secretary may affect the Party’s performance under this Agreement.

(D)The Assistant Secretary may require by regulation that any of such statements, reports and memoranda shall be certified by independent certified public accountants acceptable to the Assistant Secretary.

(E)The Assistant Secretary may require the Party to establish and maintain systems of control of expenses and revenues in connection with the operation of the agreement vessel(s).

(F)The Party agrees to submit promptly to the Assistant Secretary any contract executed in connection with the program described in Schedule B hereof.

(G)The Assistant Secretary is hereby authorized to examine and audit the books, records, and accounts of all persons referred to in this Article whenever he may deem it necessary or desirable.

10.Modification and Amendment

This Agreement may be modified or amended at any time by mutual written consent.

11.Incorporation of Schedules

The attached Schedules A, B, C, and D are incorporated into and made a part of this Agreement.

12.Liquidated Damages

(A)In the event that the Party operates any qualified agreement vessel described in Schedule B hereof in geographic trades other than those permitted by section 607 of the Act, this Agreement, and/or the rules and regulations, the Party shall pay to the United States an amount of liquidated damages for each day of such impermissible geographic trading which shall constitute the time value of the deferral of Federal income tax which the Party has received.  The amount shall be calculated as follows:

(1)For each vessel constructed or acquired within one year of final delivery from the shipyard with the aid of qualified withdrawals the daily rate shall be $0.07523 for each $1,000 which has been or may be withdrawn from the Fund pursuant to Schedule B hereof.

(2)For each vessel reconstructed or acquired more than one year after final delivery from the shipyard after construction with the aid of qualified withdrawals the daily rate shall be $0.04763 for each $1,000 which has been or may be withdrawn from the Fund pursuant to Schedule B hereof.

(3)For each vessel included in Schedule B hereof as a qualified agreement vessel in regard to which qualified withdrawals from the Fund have been made to pay existing indebtedness, the daily rate shall be $0.04763  for each $1,000 which has been or may be withdrawn from the Fund pursuant to Schedule B hereof, provided, however, that if the vessel was more than 15 years old on the date of the first qualified withdrawal, the daily rate shall be $0.03857 for each $1,000 which has been or may be withdrawn from the Fund pursuant to Schedule B hereof.

(B)The Party agrees to pay the daily rate of liquidated damages to the Assistant Secretary, for deposit in the Treasury of the United States, within the time limits provided for in the rules and regulations.

(C)Nothing in this Article shall in any way be construed to diminish or waive any of the Assistant Secretary’s other remedies for breach under the Act, the Agreement, or the rules and regulations.

(D)Notwithstanding the fact that the Agreement may be terminated pursuant to the provisions of Article 4 hereof, or otherwise, the provisions of this Article 12 shall continue in effect as follows:

(1)In the case of a vessel constructed or acquired within one year of final delivery from the shipyard after construction with the aid of qualified withdrawals, for a period of twenty (20) years from the date of such vessel’s final delivery;

(2)In the case of a vessel reconstructed or acquired more than one year after final delivery from the shipyard after construction with the aid of qualified withdrawals, for a period of ten (10) years from the date of such vessel’s final delivery from the shipyard after reconstruction or the date of such vessel’s acquisition;  and

(3)In the case of a vessel included in Schedule B hereof as a qualified agreement vessel in regard to which qualified withdrawals from the Fund have been made to pay existing indebtedness, for a period of ten (10) years from the date of the first qualified withdrawal in regard to such vessel, provided, however, that if such vessel was more than fifteen (15) years old on the date of the first qualified withdrawal in regard thereto, such conditions shall continue for a period of five (5) years in regard to such vessel.

13.Warranties and Representations by the Party

The Party hereby warrants and represents that:

(A)The Party is a citizen of the United States within the meaning of section 2 of the Shipping Act, 1916, as amended, and will continue to be so for the term of this Agreement. The Party agrees that, each year, within 30 days after the annual meeting of its stockholders, it shall file a supplemental affidavit as evidence of its continuing United States citizenship, provided that, any changes in data last furnished with respect to officers, directors, and stockholders holding five percent or more of the issued and outstanding stock of each class or series which would result in a loss of the Party’s status as a United States citizen shall be promptly reported to the Assistant Secretary.

(B)The Party owns, is the lessee, or has contracted for the construction of one or more eligible vessels (within the meaning of section 607(k) of the Act) as listed is Schedule A hereof.

(C)The qualified vessels described in Schedule B hereof:

(1)Were or will be constructed or reconstructed in the United States, except as provided in the Act and the rules and regulations;

(2)Are or will be documented under the laws of the United States and will continue to remain so documented; and

(3)Will be operated in the foreign, Great Lakes or noncontiguous domestic trade of the United States within the meaning of the Act and the rules and regulations.

(D)The Party will meet its deposit obligations as agreed upon in Article 5 of this Agreement.

(E)The Party will promptly inform the Assistant Secretary, in writing, of any change in circumstances which would tend to adversely affect the ability of the Party to carry out its obligations under the Agreement.

(F)The Party will faithfully conform to all rules and regulations governing the Agreement and the Fund.

(G)Nothing of monetary value has been improperly given, promised, or implied for entering into this Agreement. The Party further warrants that no improper personal, political or other activities have been used or attempted in an effort to influence the outcome of the discussions or negotiations leading to the award of this Agreement. Breach of this warranty shall constitute an event of default for which the Assistant Secretary shall have the right, notwithstanding Article 4, to terminate this Agreement without liability to the United States.

14.Default in Obligations

(A)If the Assistant Secretary determines that any substantial obligation under this Agreement is not being fulfilled by the Party, he may, under the rules and regulations and after the Party has been given notice and an opportunity to be heard, declare a breach and treat the entire Fund, or any portion thereof, as an amount withdrawn in a non-qualified withdrawal.

(B)The Assistant Secretary shall provide an opportunity for the Party to cure a breach declared pursuant to Paragraph (A) of this Article 13.

(C)Events of breach by the Party shall include, but shall not be limited to:

(1)Failure in any respect to use due diligence in performing the program set forth in Schedule B hereof;

(2)Obligating the assets in the Fund as a compensating balance;

(3)Failure to make deposits required in Schedule D hereof;

(4)Failure to secure written permission from the Assistant Secretary when such permission is required by the rules and regulations;

(5)Failure to submit reports and/or records on a timely basis as provided in Article 9 hereof;

(6)Any material misrepresentation made by the Party or any failure by the Party to disclose material information, in connection with this Agreement whether before or after execution hereof and whether made in an application, report, affidavit, or otherwise; or

(7)Failure by the Party to comply with any provisions of section 607 of the Act, the rules and regulations, or this Agreement.

(15).Extension of Federal Income Tax Benefits

The Assistant Secretary agrees that the Federal income tax benefits provided in the Act and the rules and regulations shall be available to the Party if the Party shall carry out its obligations under this Agreement.

UNITED STATES OF AMERICA
ASSISTANT SECRETARY OF COMMERCE
ATTEST:	FOR MARITIME AFFAIRS

By:	By:
Secretary	Contracting Officer

(Date of Execution)

ATTEST:	MATSON NAVIGATION COMPANY

By:	By:
Assistant Secretary	Vice President

Approved as to form:

Assistant General Counsel
Maritime Administration

COUNTERPART III

Addendum No. 2
Contract No. MA/CCF-316

FORM OF ADDENDUM TO

MARITIME ADMINISTRATION

CAPITAL CONSTRUCTION FUND AGREEMENT

WITH

MATSON NAVIGATION COMPANY

THIS AGREEMENT, made by and between the Secretary of Commerce (the “Secretary”) and Matson Navigation Company (the “Party”), a citizen of the United States, as an addendum to that certain Capital Construction Fund Agreement, Contract No. MA/CCF-316 (the “Agreement”),

WITNESSETH:

WHEREAS:

l.The parties hereto entered into the Agreement on September 21, 1976, under section 607 of the Merchant Marine Act, l936, as amended (the “Act”);

2.A new agreement form was published in the Federal Register on August 30, 1977;

3.The parties hereto desire to amend the Agreement to conform with the new agreement form; and

4.The parties hereto have agreed to amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the Secretary and the Party agree as follows:

I.Effective October 28, 1977, the Agreement is amended in the following respects:

A.Article 5 of the Agreement is amended by changing the last sentence of Paragraph (C) thereof to read as follows:

“The Party specifically agrees to deposit up to one hundred percent of allowable taxable income attributable to the operation of agreement vessels in order to meet its obligations under this paragraph.”

B.Article 12 of the Agreement is amended by deleting from Paragraph (A) thereof the subparagraphs numbered (l), (2), and (3) and by changing the last sentence of Paragraph (A) to read as follows:

“The amount shall be calculated in accordance with the rules and regulations.”

C.Article 14 of the Agreement is amended by changing Paragraph (B) thereof to read as follows:

“(B)  The Assistant Secretary shall provide an opportunity for the Party to cure a breach declared pursuant to Paragraph (A) of this Article 14.”

II.Except as herein otherwise expressly provided, the Agreement, as hereto-fore amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Secretary and the Party have executed this addendum in quadruplicate, effective as of the date(s) indicated herein and actually on the 16th day of December 1977.

UNITED STATES OF AMERICA
SECRETARY OF COMMERCE
ASSISTANT SECRETARY OF COMMERCE
ATTEST:	FOR MARITIME AFFAIRS

By:	By:
Secretary	Contracting Officer

ATTEST:	MATSON NAVIGATION COMPANY

By:	By:
Assistant Secretary	Vice President and Treasurer

Approved as to form:

Assistant General Counsel
Maritime Administration

COUNTERPART III

Addendum No. 5
Contract No. MA/CCF-316

FORM OF ADDENDUM TO

MARITIME ADMINISTRATION

CAPITAL CONSTRUCTION FUND AGREEMENT

WITH

MATSON NAVIGATION COMPANY

THIS AGREEMENT, made by and between the Secretary of Commerce (the “Secretary”) and MATSON NAVIGATION COMPANY (the “Party”), a citizen of the United States, as an addendum to that certain Capital Construction Fund Agreement, Contract No. MA/CCF-316 (the “Agreement”).

WITNESSETH:

WHEREAS:

1.The parties hereto entered into the Agreement on September 21, 1976, under section 607 of the Merchant Marine Act, 1936, as amended (the “Act”); and

2.The parties hereto desire to amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the Secretary and the Party agree as follows:

I.Effective May 7, 1980, Article 4(B) of the Agreement is amended by inserting a comma in lieu of the period after the word “hereof” and by adding after the comma the words “unless otherwise mutually agreed by the parties.”

II.Except as herein otherwise expressly provided, the Agreement, as heretofore amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Secretary and the Party have executed this addendum in quadruplicate, effective as of the date(s) indicated and actually on the 15th day of August, 1980.

UNITED STATES OF AMERICA
SECRETARY OF COMMERCE
ASSISTANT SECRETARY OF COMMERCE
ATTEST:		FOR MARITIME AFFAIRS

By:		By:
	Secretary		Contracting Officer

ATTEST:		MATSON NAVIGATION COMPANY

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Assistant Secretary	Title:	Senior Vice President
	(print or type)		(print or type)

Approved as to form:

for Assistant General Counsel
Maritime Administration

COUNTERPART III

Addendum No. 18
Contract No. MA/CCF-316

FORM OF ADDENDUM TO

MARITIME ADMINISTRATION

CAPITAL CONSTRUCTION FUND AGREEMENT

WITH

MATSON NAVIGATION COMPANY, INC.

This Addendum is made by and among the Maritime Administrator (the “Administrator”) and Matson Navigation Company, Inc. (individually “Matson”) and certain wholly-owned subsidiaries or sub-subsidiaries thereof, Matson Agencies, Inc., Matson Freight Agencies, Inc., Matson Freight Agencies (Eastern), Inc., Matson Intermodal System, Inc., Matson Services Company, Inc., and Matson Terminals, Inc. (Matson and such subsidiaries referred to collectively as the “Party”), each of which is a citizen of the United States, as an addendum to that certain Capital Construction Fund Agreement Contract No. MA/CCF-316  (the “Agreement”).

WHEREAS:

1.The Administrator and Matson entered into the Agreement on September 21, 1976, under Section 607, Merchant Marine Act, 1936, as amended (the “Act”);

2.The Administrator approved the addition of each of the subsidiaries to the Agreement on February 23, 1989;

3.The Administrator on May 23, 1989 approved an amendment of the Agreement which changes from mandatory to permissible Matson’s deposit of the receipts from the investment or reinvestment of amounts held in the CCF, subject to the condition that Matson shall not be permitted to deposit more than necessary to complete its program objectives outlined in Schedule B; and

4.The parties desire to amend the Agreement as set forth in this Addendum.

NOW, THEREFORE, the Administrator and the Party agree as follows:

I.Effective for Matson’s 1988 tax year, the agreement is amended as follows:

A.Matson Agencies, Inc., Matson Freight Agencies, Inc., Matson Freight Agencies (Eastern), Inc., Matson Intermodal System, Inc., Matson Services Company, Inc. and Matson Terminals, Inc. are added as parties to the Agreement.

B.Each of the parties added agrees to be bound by all the provisions of Contract No. MA/CCF-316, as heretofore amended, and the Act applicable thereto, and the rules and regulations issued pursuant to the Act.

II.Effective May 23, 1989, the Agreement is amended as follows:

A.Article 5, paragraph (A), item (4) is amended to change the period at the end of item (4) to a semicolon and to add the word “and”;

B.Article 5, paragraph (A) is amended to add item (5) to read as follows:

(5)The receipts from the investment or reinvestment of amounts held in the Fund, except that the Party shall not be permitted to deposit more than is necessary to complete its program set out in Schedule B hereof.

2

C.Article 5, paragraph (B) is amended to delete item (1) and to renumber the following item as item (1).

II.Except as herein otherwise expressly provided, the Agreement, as heretofore amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Addendum No. 18 in four counterparts, effective as of the dates specified hereinabove and actually on the 5th day of July, 1989.

UNITED STATES OF AMERICA
SECRETARY OF TRANSPORTATION
ATTEST:		MARITIME ADMINISTRATOR

BY:		By:
	Secretary		Contracting Officer

ATTEST:		MATSON NAVIGATION COMPANY, INC.

By:		By:

Name:		Name:

Title:	Assistant Secretary	Title:	Senior Vice President

ATTEST:		MATSON AGENCIES, INC.

By:		By:

Name:		Name:

Title:	Secretary	Title:	Vice President

3

ATTEST:		MATSON FREIGHT AGENCIES, INC.

By:		By:

Name:		Name:

Title:	Secretary	Title:	Vice President

ATTEST:		MATSON FREIGHT AGENCIES (EASTERN), INC.

By:		By:

Name:		Name:

Title:	Secretary	Title:	Vice President

ATTEST:		MATSON INTERMODAL SYSTEM, INC.

By:		By:

Name:		Name:

Title:	Secretary	Title:	Vice President

4

ATTEST:		MATSON SERVICES COMPANY, INC.

By:		By:

Name:		Name:

Title:	Secretary	Title:	Vice President

ATTEST:		MATSON TERMINALS, INC.

By:		By:

Name:		Name:

Title:	Secretary	Title:	Vice President

Approved as to form:

By:
Assistant Chief Counsel
Maritime Administration

5

Counterpart II
Addendum No. 20
Contract No. MA/CCF-316

FORM OF ADDENDUM TO

MARITIME ADMINISTRATION

CAPITAL CONSTRUCTION FUND AGREEMENT

WITH

MATSON NAVIGATION COMPANY, INC.

This Addendum is made by and among the Maritime Administrator (the “Administrator”) and Matson Navigation Company, Inc. (individually “Matson”) and certain wholly-owned subsidiaries or sub-subsidiaries thereof, Matson Agencies, Inc., Matson Freight Agencies, Inc., Matson Freight Agencies (Eastern), Inc., Matson Intermodal System, Inc., Matson Leasing Company, Inc., Matson Services Company, Inc., and Matson Terminals, Inc. (Matson and such subsidiaries referred to collectively as the “Party”), each of which is a citizen of the United States, as an addendum to that certain Capital Construction Fund Agreement Contract No. MA/CCF-316 (the “Agreement”).

WHEREAS:

1.The Administrator and Matson entered into the Agreement on September 21, 1976, under Section 607, Merchant Marine Act, 1936, as amended (the “Act”);

2.The Administrator approved the addition of each of the following subsidiaries to the Agreement on February 23, 1989;

Matson Agencies, Inc.

Matson Freight Agencies, Inc.

Matson Freight Agencies (Eastern), Inc.

Matson Intermodal System, Inc.

Matson Services Company, Inc.

Matson Terminals, Inc.

3.The parties hereto desire to amend the Agreement as set forth in this Addendum.

NOW, THEREFORE, the Administrator and the Party agree as follows:

I.Effective for Matson’s 1989 tax year, the agreement is amended as follows:

A.Matson Leasing Company, Inc. is added as a party to the Agreement.

B.Matson Leasing Company, Inc. agrees to be bound by all the provisions of Contract No. MA/CCF-316 as heretofore amended, and the Act applicable thereto, and the rules and regulations issued pursuant to the Act.

II.Except as herein otherwise expressly provided, the Agreement, as heretofore amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum No. 20, in four counterparts, effective as of May 8, 1989 and actually on the 23rd day of July, 1990.

UNITED STATES OF AMERICA
SECRETARY OF TRANSPORTATION
MARITIME ADMINISTRATION

By:		By:
Secretary		Contracting Officer
Maritime Administration

ATTEST:		MATSON NAVIGATION COMPANY, INC.

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Assistant Secretary	Title:	Senior Vice President
	(print or type)		(print or type)

2

ATTEST:		MATSON AGENCIES, INC.

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Secretary	Title:	Vice President
	(print or type)		(print or type)

ATTEST:		MATSON FREIGHT AGENCIES, INC.

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Secretary	Title:	Vice President
	(print or type)		(print or type)

ATTEST:		MATSON FREIGHT AGENCIES (EASTERN), INC.

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Secretary	Title:	Vice President
	(print or type)		(print or type)

ATTEST:		MATSON INTERMODAL SYSTEM, INC.

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Secretary	Title:	Vice President
	(print or type)		(print or type)

3

ATTEST:		MATSON LEASING COMPANY, INC.

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Secretary	Title:	Controller
	(print or type)		(print or type)

ATTEST:		MATSON SERVICES COMPANY, INC.

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Secretary	Title:	Vice President
	(print or type)		(print or type)

ATTEST:		MATSON TERMINALS, INC.

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Secretary	Title:	Vice President
	(print or type)		(print or type)

Approved as to form:

By:
for Assistant Chief Counsel
Maritime Administration

4

Addendum No. 31
Contract No. MA/CCF-316

FORM OF ADDENDUM TO

MARITIME ADMINISTRATION

CAPITAL CONSTRUCTION FUND AGREEMENT

WITH

MATSON NAVIGATION COMPANY, INC.

THIS AGREEMENT is made by and between the MARITIME ADMINISTRATOR (the “Administrator”), and MATSON NAVIGATION COMPANY, INC., a citizen of the United States (the “Contractor”), as an addendum to that certain Capital Construction Fund (“CCF’’) Agreement Contract No. MA/CCF-316 (the “Agreement”).

WHEREAS:

1.The Administrator and the Contractor entered into the Agreement on September 21, 1976, under Section 607 of the Merchant Marine Act, 1936, as amended, now codified as Chapter 535 to Title 46 United States Code (the “Act”); and

2.The parties hereto desire to amend the Agreement as set forth in this Addendum.

NOW, THEREFORE, the Administrator and the Contractor agree, effective as of August 26, 2005, as follows:

I.The Agreement is amended to add each of the following corporations to the Agreement, each of which is a wholly owned subsidiary of the Contractor:

Matson Integrated Logistics, Inc.

Matson Terminals,  Inc.
Matson Ventures, Inc.

II.Acceptance by each of the additional corporations of the obligations of the Agreement shall be established by its execution of the acceptance of the addendum.

III.Except as herein otherwise expressly provided, the Agreement, as heretofore amended, shall remain in full force and effect.

CONFIDENTIAL BUSINESS INFORMATION EXEMPT FROM FOIA DISCLOSURE PURSUANT TO 5 U.S.C. 552(b)(4)

IN WITNESS WHEREOF, the parties have executed this Addendum No. 31 in four counterparts, effective as the date set forth hereinabove and actually on 22nd day of July, 2010.

UNITED STATES OF AMERICA
SECRETARY OF TRANSPORTATION
MARITIME ADMINISTRATION
ATTEST:

By:		By:
	Assistant Secretary		Contracting Officer

MATSON NAVIGATION COMPANY, INC.
ATTEST:

By:		By:

Name:		Name:
	(print or type)		(print or type)

Title:	Assistant Secretary	Title:	President
	(print or type)		(print or type)

ADDENDUM ACCEPTED

MATSON INTEGRATED LOGISTICS, INC.
ATTEST:

By:

By:		Name:

Name:		Title:	Chairman of the Board & President

Title:	Assistant Secretary

CONFIDENTIAL BUSINESS INFORMATION EXEMPT FROM FOIA DISCLOSURE PURSUANT TO 5 U.S.C. 552(b)(4)

2

MATSON TERMINALS, INC.

ATTEST:		By:

By:		Name:

Name:		Title:	Chairman of the Board and President

Title:	Assistant Secretary

MATSON VENTURES, INC.

ATTEST:		By:

By:		Name:

Name:		Title:	Chairman of the Board and President

Title:	Assistant Secretary

Approved as to form:

By:
Assistant Chief Counsel
Maritime Administration

CONFIDENTIAL BUSINESS INFORMATION EXEMPT FROM FOIA DISCLOSURE PURSUANT TO 5 U.S.C. 552(b)(4)

3

Addendum No. 33

Contract No. MA/CCF-316

Recommendation

It is recommended with respect to the request from Matson Navigation Company, Inc. (MatNav), pursuant to 46 CFR Part 390, that the Associate Administrator for Business and Finance Development take the following actions with respect to Capital Construction Fund Agreement (CCF), Contract No. MA/CCF-316, effective as of the date of the acquisition of Horizon Lines, Inc. by MatNav.

I.

Approve adding the following companies as parties to the CCF: Horizon Lines, Inc., Horizon Lines Holding Corp., Horizon Lines, LLC, Horizon Lines of Alaska, LLC, Horizon Lines Merchant Vessels, LLC and Horizon Lines Alaska Vessels, LLC.

II.

Approve replacing the existing Schedule A with the attached revised Schedule A that adds three D-7 Vessels, the HORIZON ANCHORAGE (O.N. 910306), the HORIZON KODIAK (O.N. 910308) and HORIZON TACOMA (O.N. 910307) and one SL-18 containership the HORIZON CONSUMER (O.N. 552818) (the Vessels), which will be acquired by MatNav from Horizon Lines, Inc., as eligible agreement vessels.

III.

Approve replacing the existing Schedule B-I with the attached revised Schedule B-I that adds acquisition of the Vessels as a qualified program objective and adds updates the estimated costs and amount to be withdrawn from the CCF for two unnamed 3600–TEU container vessels that are currently under construction.

IV.

Approve replacing the existing Schedule B-III with the attached revised Schedule B-III that adds reconstruction of the HORIZON ANCHORAGE, HORIZON KODIAK and HORIZON TACOMA (installation of exhaust gas cleaning systems) and reconstruction of the HORIZON CONSUMER (re-engining) as program qualified objectives.

V.

Approve replacing the existing Schedule B-IV with the attached revised Schedule B-IV that adds repayment of principal portion of acquisition-related indebtedness on the Vessels as well as repayment of the principal portion of reconstruction-related indebtedness of the HORIZON ACHORAGE, the HORIZON KODIAK and HORIZON TACOMA as a qualified program objective. Note that MatNav has demonstrated to the satisfaction of the Maritime Administration that the indebtedness has been incurred in direct connection with the acquisition or reconstruction of a qualified agreement vessel.

Note that the acquisition-related indebtedness and reconstruction-related indebtedness placed on the Vessels is to a related party. Determine that no portion of the repayment of the indebtedness constitutes a dividend, return of capital or a contribution of capital under the Internal Revenue Code.

Grant MatNav permission, pursuant to 46 CFR 390.10(b)(1), to make non-qualified withdrawals to pay the principal portion of qualified vessel acquisition indebtedness if (a) the tax basis in the Vessels has been reduced to zero and (b) any remaining tax basis reduction pertaining to the withdrawal has been applied to all of the other vessels, if any, then owned by MatNav or its subsidiaries.

VI.	Require that MatNav sign below indicating its acceptance of addendum No. 33 and incorporating the foregoing into the agreement.

Approved:

Owen Doherty, Associate
Administrator for Business and
Finance Development

Date

Accepted as Addendum No. 33 to Capital Construction Fund Agreement No. MA/CCF-316, as of the date that MatNav acquires Horizon Lines, Inc.

Matson Navigation Company, Inc.		Matson Terminals, Inc.

By:		By:

Title:	Senior Vice President and Chief Financial Officer	Title:	Vice President and Chief Financial Officer

Matson Logistics, Inc.		Matson Ventures, Inc.
(fka Matson Integrated Logistics, Inc.)

By:		By:

Title:	Vice President and Chief Financial Officer	Title:	Vice President and Chief Financial Officer